Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference into the Prospectuses and Statements of Additional Information in Post–Effective Amendment No. 146 to the Registration Statement on Form N–1A of Fidelity Aberdeen Street Trust: Fidelity Freedom Blend Income Fund, Fidelity Freedom Blend 2005 Fund, Fidelity Freedom Blend 2010 Fund, Fidelity Freedom Blend 2015 Fund, Fidelity Freedom Blend 2020 Fund, Fidelity Freedom Blend 2025 Fund, Fidelity Freedom Blend 2030 Fund, Fidelity Freedom Blend 2035 Fund, Fidelity Freedom Blend 2040 Fund, Fidelity Freedom Blend 2045 Fund, Fidelity Freedom Blend 2050 Fund, Fidelity Freedom Blend 2055 Fund, Fidelity Freedom Blend 2060 Fund, Fidelity Freedom Blend 2065 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Freedom 2055 Fund, Fidelity Freedom 2060 Fund and Fidelity Freedom 2065 Fund, of our reports dated May 10, 2022; Fidelity Flex Freedom Blend Income Fund, Fidelity Flex Freedom Blend 2005 Fund, Fidelity Flex Freedom Blend 2010 Fund, Fidelity Flex Freedom Blend 2015 Fund, Fidelity Flex Freedom Blend 2020 Fund, Fidelity Flex Freedom Blend 2025 Fund, Fidelity Flex Freedom Blend 2030 Fund, Fidelity Flex Freedom Blend 2035 Fund, Fidelity Flex Freedom Blend 2040 Fund, Fidelity Flex Freedom Blend 2045 Fund, Fidelity Flex Freedom Blend 2050 Fund, Fidelity Flex Freedom Blend 2055 Fund, Fidelity Flex Freedom Blend 2060 Fund and Fidelity Flex Freedom Blend 2065 Fund, of our reports dated May 12, 2022, relating to the financial statements and financial highlights included in the March 31, 2022 Annual Reports to Shareholders of the above referenced funds, which are also incorporated by reference into the Registration Statement.

We also consent to the references to our Firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 19, 2022